UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2020, Power Solutions International, Inc. (the “Company”) entered into the First Amendment to Strategic Collaboration Agreement (the “Amendment”), which amends the Strategic Collaboration Agreement, dated March 20, 2017 (the “Collaboration Agreement”) with Weichai Power Co., Ltd. (“Weichai Power”), an affiliate of Weichai America Corp. (“Weichai”). The Amendment extends the terms and obligations under the Collaboration Agreement until March 20, 2023, with the option to extend the Collaboration Agreement through mutual agreement of the parties within two months of the expiration of the term.

Weichai is currently the Company’s largest stockholder holding 51.4% of the Company’s outstanding common stock as of March 26, 2020. The Collaboration Agreement was entered into in conjunction with a Share Purchase Agreement, dated March 20, 2017, between the Company and Weichai, and a Shareholder Agreement, dated March 20, 2017, between the Company and Weichai.

The Collaboration Agreement was entered into in order to achieve the respective strategic objectives and enhance the strategic cooperation alliance to share experiences, expertise and resources among the Company and Weichai Power. Among other things, the Collaboration Agreement established a joint steering committee, permitted Weichai Power to second a limited number of certain technical, marketing, sales, procurement and finance personnel to work at the Company and established several collaborations, related to stationary natural-gas applications and Weichai Power diesel engines. The Collaboration Agreement provides for the steering committee to create various sub-committees with operating roles and otherwise governs the treatment of intellectual property of parties prior to the collaboration and the intellectual property developed during the collaboration.

The foregoing descriptions of the Amendment and the Collaboration Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the full texts of such agreements, copies of which are filed as Exhibits 10.1 on this Form 8-K, and Exhibit 10.5 on the Form 8-K filed by the Company on March 27, 2017, respectively, and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Strategic Collaboration Agreement, dated as of March 26, 2020, by and between the Company and Weichai Power.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: April 1, 2020	By:	/s/ Charles F. Avery, Jr.

Name: Charles F. Avery, Jr.

Title: Chief Financial Officer